                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           COSINE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            CALIFORNIA                                 94-3280301
   ---------------------------             ------------------------------------
   (PRIOR TO REINCORPORATION )             (I.R.S. EMPLOYER IDENTIFICATION NO.)


        DELAWARE
------------------------
(AFTER REINCORPORATION )


               3200 BRIDGE PARKWAY REDWOOD CITY, CALIFORNIA 94065
               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-35938

        Securities to be registered pursuant to Section 12(b) of the Act:


            TITLE OF EACH CLASS         NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED         EACH CLASS IS TO BE REGISTERED
            -------------------         ------------------------------
                   NONE                               NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, PAR VALUE $.0001
--------------------------------------------------------------------------------
                                (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (file number 333-35938), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on April 28, 2000.

ITEM 2. EXHIBITS

               The following exhibits are filed as part of this registration statement:

               3.1* Fifth Amended and Restated Articles of Incorporation of the Registrant.

               3.2 Second Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Form S-1 Registration Statement on Form S-1.

               3.3    Amended and Restated Bylaws of the Registrant.

               4.1*   Form of Registrant's Common Stock Certificate.



-----------------------

*Incorporated by reference to the corresponding exhibit filed with the Registration Statement on Form S-1.



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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: May 26, 2000                 COSINE COMMUNICATIONS, INC.




                                   By:   /s/ Dean Hamilton
                                      ------------------------------------------
                                         Dean Hamilton
                                         President and Chief Executive Officer

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                                INDEX TO EXHIBITS



Exhibit No.         Exhibit
-----------         -------

3.1*                Fifth Amended and Restated Articles of Incorporation of the
                    Registrant.

3.2 Second Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Registrant's Registration Statement on Form S-1 (File
                    No. 333-35938), as originally filed or subsequently amended
                    (the "Registration Statement on Form S-1"), which
                    Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on April 28, 2000.

3.3                 Amended and Restated Bylaws of the Registrant.

4.1*                Form of Registrant's Common Stock Certificate.



------------------------
* Incorporated by reference to the corresponding exhibit filed with the Registration Statement on Form S-1.